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                                                                    EXHIBIT 99.D








                       LETTER OF APPRAISAL OF THE ASSETS
                       COMPRISING THE SIAC AACQUISITION
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     [LETTERHEAD OF MANFREDINI, LASCARI, ORSENIGO & PARTNERS APPEARS HERE]


                                Milano, 19th March 1997


via telefax                     Messrs MERRION REINSURANCE Co. Ltd.

                                LONDON


Attn Mr. Darren Thomas



Dear Sirs,


re: Evaluation of real estate in Italy and Belgium
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Further your request we confirm that the valuations of the properties in Italy and Belgium are to the amount of 83 (Eighty Three) Billion Lira, following the expert's report copies in our hands.

Best Regards



                            /s/ Allessandro Manfredini
                            Aw. Alessandro Manfredini